WABASH NATIONAL ®

Wall Street Analyst Forum

March 3-6, 2003

Agenda

- Goals
- Critical Issues
- Overview
- Business Model
- Financial Review
- Summary

Cautionary Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

Goals

- Achieve The Numbers!
- Operational Excellence!
- Focus On Customer!
- Grow The Business!

KEEP IT SIMPLE

EXECUTION IS CRITICAL

Critical Issues

1) Cash Generation
2) Safety
3) Quality
4) Schedule Attainment & Capacity
5) Product & Process Standardization
6) Branch Integration & Optimization
7) Continuous Improvement Everywhere

Operational Excellence & Financial Strength

Overview

Company History

- 1985 - Company founded
- 1991 - Purchased RoadRailer® technology and related patents
- 1991 - Initial Public Offering on NYSE (symbol WNC)
- 1997 - Acquired Fruehauf® assets
- 1997 - Introduced DuraPlate® trailer
- 2001 - Acquired Canadian branch retail operations
- 2001 - Founder & CEO, resigns in July; interim management appointed.
- 2002 - New CEO appointed in May

Domestic Freight Transportation Market

1999
$562 Billion


Rail 5.7%
Rail Intermodal 1.0%
Truck 86.5%
Air 2.1%
Water 1.4%
Pipeline 3.2%

Data Source: Eno Transportation Foundation

Trucking Industry: 2000 to 20??

- Fuel cost spikes
- Rising insurance costs
- Declining asset values
- Limited capital
- Economic recession
- Record failures
- Consolidation

"THE PERFECT STORM"

Trailer Industry

- Sharpest decline in industry history
  - 2000 down 15%
  - 2001 down 48%
  - 2002 down 1%
- Industry bottomed in Q-1-02 at annualized build rate of 88,000 units (versus >300,000 in '99)
- 2002 engine prebuy
- Industry capacity consolidation
  - Trailmobile, Dorsey, Monon bankruptcies
  - Great Dane - Strick capacity acquisition
  - Wabash – Ft. Madison, IA and Scott Co., TN Closures
- Price leadership lacking
- Used trailer overhang behind us

Protracted downturn, yet industry fundamentals are positive

New Emission Standards Impact on Trailer Demand



U.S. TRAILERS & CHASSIS and U.S. CL.8 HDD TRUCKS
Build Ratio
1996 - 2002
RATIO
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
1996
1997
1998
1999
2000
2001
2002
BU Ratio
1.49
1.53
1.53
1.30
1.64
1.55
1.02
Pent up demand

Data Source: ACT Publications

The Worst Is Over



TRAILER INDUSTRY BUILD: Year Over Year Percent Change
January '96 - December '02
Units (000s)
Percent Change
35
30
25
20
15
10
5
0
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
Build & 6 Mo. Avg. (Left Axis)
Y/Y % Chg. (Right Axis)
96
97
98
99
00
01
02

28 consecutive month over month declines.

Data Source: ACT Publications

U.S. Trailer Industry Shipments

1991 - 2006



200-225,000 units considered normalized build
Units
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003 - F
2004 - F
2005 - F
2006 - F

Data Source: ACT Publications

2003 Trailer Industry Assessment

- 34% YOY increase (180,000 units) looks aggressive
- General economic and geopolitical outlook is key
- Motor carriers' desire to raise rates mandates minimal capacity addition
- 1Q 2003 looks soft
- Barring double-dip, shipments should firm thereafter

An improvement with some downside

Business Model

Wabash National Business Model

- Strong Core Customers
- Proprietary Products
- Retail, Service & Distribution Network

Truckload Market Consolidation


Other – 99%
1980
Top-10 Carriers – 1%
Other – 89%
2000
Top-10 Carriers – 11%

Trend will continue at accelerated pace

Data Source: Eno Transportation Foundation

WABASH NATIONAL®

Core Customers

- DART
- SCHNEIDER NATIONAL
- SWIFT TRANSPORTATION CO. INC.
- WERNER ENTERPRISES SPECIALIZED CARRIER
- SAFEWAY
- KLLM TRANSPORT SERVICES
- YELLOW SERVICES
- U. S. XPRESS ENTERPRISES, INC.
- KNIGHT TRANSPORTATION
- Triple Crown Services
- INTERSTATE DIST. CO.
- J.B. HUNT
- HeartLand Express

Patented Proprietary Products

- DuraPlate® Trailer
- DuraPlate® Domestic Container
- RoadRailer® System
- Smart Trailer™ Systems

Focus on providing solutions to our customer's needs

DuraPlate® Trailer Production

- Low maintenance
- Excellent long-term durability
- Excellent trade-in value


In Units
Percentage
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
90
80
70
60
50
40
30
20
10
0
%
7,288
17,983
36,649
36,755
24,782
27,275
1997
1998
1999
2000
2001
2002

- 25% of dry freight market uses DuraPlate® trailers
- Growing at 3-5% per year

1996 Truck Transportation Market


Private Fleet
(9.4%)
52%
Less Than
Truckload (LTL)
(14.9%)
10%
8%
30%
Full Truckload
Carriers
(58.3%)
Package Carriers
(2.7%)

Focus, breadth too narrow

NOTE: (WNC Share)
Source: Cass Information Systems, excludes local market
Wabash National excludes leasing and intermodal.

Market Share of Planned 2000 Purchases

% of Units Expected to be Purchased

(source: Merrill Lynch Survey of 240 Trucking Companies)

	Total	Fleet Size: 1-10 Trucks	11-50 Trucks	51-100 Trucks	100+ Trucks	For Hire	Private
Great Dane	7%	4%	29%	10%	4%	7%	13%
Stoughton	3%	28%	6%	21%	0%	3%	0%
Strick	0%	0%	0%	1%	0%	0%	3%
Trailmobile	6%	4%	26%	21%	2%	4%	25%
Utility	3%	12%	5%	21%	1%	3%	3%
Wabash	74%	17%	4%	3%	89%	79%	1%
Other	7%	35%	30%	24%	3%	5%	57%

Factory-direct limits market breadth

Retail & Distribution Strategy

- **Combines largest retail & dealer network with largest fleet business**
- **Higher margin opportunities (parts, service)**
- **Used trailer remarketing capacity**
- **Focus on small, mid-sized regional fleets**

WABASH NATIONAL

WABASH NATIONAL TRAILER CENTERS

WABASH NATIONAL PARTS

- Untapped potential
- Balanced customer focus

Financial Review

Much of the Heavy Lifting Has Been Done Over the Past 12-18 Months

1) Rationalized capacity
2) Normalized used trailer inventories
3) Resolved legacy practices
4) Divested international
5) Refinanced and restructured debt
6) Increased liquidity

Results

(in millions)

Revenues



$ 1,600
1,400
1,200
1,000
800
600
400
200
0
1998
1999
2000
2001
2002

Pre-Tax Loss



$ 100
50
0
-50
-100
-150
-200
-250
-300
1998
1999
2000
2001
2002

Results

(in millions)

Revenues
5% Decline



$ 870
860
850
840
830
820
810
800
790
$863.4
$819.6
2001
2002

Normalized Loss
60% Improvement



$ 0
-10
-20
-30
-40
-50
-60
-70
-80
-90
$ -82.7
$ -33.5
2001
2002

Normalized Results

	($000's)	
	2001	**2002**
Reported Pre-tax Loss:	($275,000)	($71,500)
Non-operating Items:		
2001 Restructuring (Ft. Madison & Scott Co.)	$40,500	——
Used Trailer Legacy Charges	$77,800	$8,900
Debt Restructuring & Refinancing	——	$5,800
WNFC Portfolio Charges (Rocor)	$8,500	$15,200
Asset Write-Downs	$34,000	$2,700
Tax Reserve	$15,000	——
Severance	——	$2,200
Other, net	$16,500	$3,200
Total Charges	$192,300	$38,000
Normalized Loss	($82,700)	($33,500)

Gross Margin Analysis


Units
Percentage
25,000
20,000
15,000
10,000
5,000
0
15
10
5
0
-5
-10
-15
-20
-25
-30
-35
-40
-45
-50
-55
Units
%
1Q98
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02

EBITDA

(in millions)


40,000
30,000
20,000
10,000
-
(10,000)
(20,000)
$
EBITDA for Quarter
4 per. Mov. Avg. (EBITDA for Quarter)
Q198
Q298
Q398
Q498
Q199
Q299
Q399
Q499
Q100
Q200
Q300
Q400
Q101
Q201
Q301
Q401
Q102
Q202
Q302
Q402
Quarter

Liquidity



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$'s in Millions
Series1
Linear (Series1)
7/2/01
8/2/01
9/2/01
10/2/01
11/2/01
12/2/01
1/2/02
2/2/02
3/2/02
4/2/02
5/2/02
6/2/02
7/2/02
8/2/02
9/2/02
10/2/02
11/2/02
12/2/02
1/2/03
2/2/03
Date

- Cash on hand and availability under existing credit facilities

Consolidated Balance Sheets

ASSETS	December 2002	December 2001
CURRENT ASSETS:		
Cash and cash equivalents	$35,659	$11,135
Accounts receivable, net	38,124	58,358
Current portion of finance contracts	9,528	10,646
Inventories	134,872	191,094
Refundable income taxes	911	25,673
Prepaid expenses and other	17,388	17,231
Total current assets	236,482	314,137
PROPERTY, PLANT AND EQUIPMENT, net	145,703	170,330
EQUIPMENT LEASED TO OTHERS, net	100,837	109,265
FINANCE CONTRACTS, net of current portion	22,488	40,187
INTANGIBLE ASSETS, net	40,646	43,777
OTHER ASSETS	23,141	14,808
	$569,297	$692,504

Total Inventory

(in millions)



$400
$300
$200
$100
$0
Jan-01
Feb-01
Mar-01
Jun-01
Sep-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02

Used Trailer Inventory

(in millions)



Units
$120
$100
$80
$60
$40
$20
$0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$
Units
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02

Consolidated Balance Sheets

	December 2002	December 2001
LIABILITIES AND STOCKHOLDERS'EQUITY		
CURRENT LIABILITIES:		
Current maturities of long-term debt	$61,021	$60,682
Current maturities of capital lease obligations	12,860	21,559
Accounts payable	60,457	51,351
Accrued liabilities	65,246	69,246
Total current liabilities	199,584	202,838
LONG-TERM DEBT, net of current maturities	220,983	274,021
LONG-TERM CAPITAL LEASE OBLIGATIONS, net of current maturities	51,993	55,755
DEFERRED INCOME TAXES	—	—
OTHER NONCURRENT LIABILITIES AND CONTINGENCIES	22,847	28,905
Total stockholders' equity	73,890	130,985
	$569,297	$692,504

Total Debt Levels
2002



$ Millions
480
460
440
420
400
380
360
340
320
300
January
February
March
April
May
June
July
August
September
October
November
December
On Balance Sheet
Off Balance Sheet

Capital Structure

- $100 million debt retirement in 2002
- $125MM Revolver and $72MM of senior notes refinanced into term loan maturing March 30, 2004
- Remaining $120MM of senior notes maturing between 2004 and 2008 remain in place
- $110MM A/R Securitization (On B/S)
- $75MM Synthetic Lease (On B/S)
- $125 - $150 million debt retirement goal in 2003

Debt Maturity Timeline

(in millions)


Debt Maturities
$200
$150
$100
$50
$0
Q102
Q202
Q302
Q402
Q103
Q203
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q306
Q406
Q307
Q407
Q308
Q408

Potential Deleveraging Activities

	Description	Estimated Proceeds ($'s in millions)
1)	Sale of rental & leasing fleet	?
2)	Sale of Wabash Wood Products	?
3)	Sale of Parts Wholesale Business	?
4)	Sale of NTF receivables portfolio	?
5)	Sale of Misc. Idle Properties	?
6)	Sale of RoadRailer technology	?
7)	Sale/Leaseback Unwind	?
8)	Canadian Finance Contracts	?
	Totals	$150 - $190*

*Does not include cash flow from operations, working capital improvements or equity proceeds, if any

Capital Expenditures

(in millions)


$80
$70
$60
$50
$40
$30
$20
$10
$0
$20.1
$31.0
$68.1
$60.3
$5.5
$5.7
1997
1998
1999
2000
2001
2002

Summary

Key Results: 2002

- Increased liquidity: $51 million
- Working capital: YOY inventory change: $55 million
- Safety: TRIR improved by 48%
- Quality: First pass yield improved > 100%
- Schedule Attainment: 100% attainment
- Capacity: Up 23% since July
- Product Standardization: Reduced options by 54%
- CI Events
  - Annualized savings: $28 million
  - Workforce reduction from peak
    - Temps: (37%)
    - Associates: (6%)
- Branch: Closed 7 non productive branches

Meeting Expectations!

WABASH

We Control Our Destiny

- Major Critical Issues Are Within Our Control
- Cycle Has Bottomed
- Numbers Must Be Achieved – No Excuses!
- Organization Will Continue to Evolve
- Maintain Focus On Key Programs

Operational Excellence & Financial Strength